THE KOREAN INVESTMENT FUND

ANNUAL REPORT
APRIL 30, 1997

ALLIANCE CAPITAL


LETTER TO SHAREHOLDERS                               THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

June 6, 1997

Dear Shareholder:

We are pleased to provide the annual shareholder report for the Korean Investment Fund. In the box below are your Fund's investment results, based on net asset value, for the six- and twelve-month periods ended April 30, 1997. For comparison, we have also shown the results for the Korean Composite Stock Price Index (KOSPI). Your Fund's net asset value ended the period at $7.52 per share and the market price was $7.125 per share as of April 30, 1997, representing a 5.25% discount to net asset value.


INVESTMENT RESULTS*
                            TOTAL RETURNS FOR PERIODS
                              ENDED APRIL 30, 1997
                             6 MONTHS      12 MONTHS
                            ----------    -----------
KOREAN INVESTMENT FUND       -16.63%        -39.16%
KOREA COMPOSITE
  PRICE INDEX                -13.93         -37.45

*  TOTAL RETURNS ARE BASED ON NET ASSET VALUE.


The primary reason for the Fund's underperformance was overweight positions in SK Telecom, LG Information & Communications, Cho Hung Bank and Namhae Chemical relative to their weight in the Korea Composite Price Index. While these stocks underperformed KOSPI in the recent period, we see their fundamentals as very positive and expect the stocks to outperform the market in the months ahead.

INTEREST RATE OUTLOOK
The lackluster growth in the Korean market is being led by the low level of consumption expenditures and investments and by the sharp decline in the growth rate of exports. We expect interest rates are the key to the equity market in 1997.

Facility investment has been sluggish due to the economic recession and newly allowed partial commercial loans from abroad have helped to reduce corporate bond issuance. Private sector facility investment in 1997 is expected to grow only by 0.9% over the year, amounting to 57.4 trillion won, or US$65.6 billion. That indicates that domestic monetary demand should shrink, resulting in falling interest rates this year. All in all, we believe interest rates should come down to under 11% in 1997, and cause domestic investors to increase their allocations to equities.

MARKET REVIEW
The Korean economy has shown a downward trend since the third quarter of 1995, mainly due to sagging exports. However, industrial production has increased at a relatively high rate compared to past recessions, which has led to high growth in inventories. The issue now for the business cycle is when the inventories will start to fall. The present recession is projected to end in the second quarter of 1997, though we believe improvement in the Korean economy will be limited to a small area.

Shipments of exports have shown a robust increase from the last fourth quarter, due to the recovery of the world economy. We expect that exports will accelerate more as of the second quarter this year.

PORTFOLIO STRATEGY
We see the recent sluggishness of the market as an opportunity to accumulate stocks at low prices. Despite the recession, we believe the bottom-line growth of Korea's publicly held companies should be 25% higher in 1997 than last year.

Overall, our primary emphasis during the next quarter will be on companies where domestic secular trends, as a result of ongoing deregulation, are positive (i.e. telecommunication, high-techs, civil engineering, etc.). We remain under-exposed to cyclical companies. During the reporting period, we added to holdings in Shin Woo, Tri Gem Computer, and LG Information & Communications. We reduced our exposure to Daewoo Securities, Global Enterprise, Keumkang Development, and Samsung Radiator.


1


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

Thank you for your continued interest in The Korean Investment Fund. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman and Chief Executive Officer


A. Rama Krishna
Vice President


In Kee Oh
Vice President



2


TEN LARGEST HOLDINGS
APRIL 30, 1997                                       THE KOREAN INVESTMENT FUND
_______________________________________________________________________________
                                                                    PERCENT OF
COMPANY                                        U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------

LG Information & Communications                 $ 7,430,377              11.7%
Korea Electric Power Corp.                        4,711,659               7.4
SK Telecom Co., Ltd. - ADR                        4,104,807               6.5
Korea Exchange Bank                               3,390,328               5.3
Pohang Iron & Steel Co. ADR                       3,281,000               5.2
Namhae Chemical                                   3,191,704               5.0
Tri Gem Computer, Inc.                            2,571,410               4.0
Kookmin Bank                                      2,497,980               3.9
Shin Woo Co., Ltd.                                2,280,561               3.6
Samsung Electronics                               1,919,091               3.0
                                                $35,378,917              55.6%


3


PORTFOLIO OF INVESTMENTS
APRIL 30, 1997                                       THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

COMMON STOCKS-98.5%
FINANCIAL SERVICES-23.5%
BANKING-18.2%
Cho Hung Bank                                   207,630    $   1,121,947
Daegu Bank, Ltd.                                101,964          868,751
Hana Bank                                        75,364          971,621
Housing & Commercial Bank                        27,300          471,323
Hyundai International Merchant Bank              67,419        1,118,611
Kookmin Bank                                    159,157        2,497,980
Korea Exchange Bank                             525,030        3,390,328
Shinhan Bank                                     90,514        1,136,499
                                                             ------------
                                                              11,577,060

BROKERAGE & MONEY MANAGEMENT-1.4%
Dongwon Securities                               90,000          877,803

INSURANCE-3.9%
Korea Reinsurance Co.                            33,031          785,042
Oriental Fire & Marine                           20,000          457,399
Samsung Fire & Marine Insurance Co.               3,700        1,215,359
                                                             ------------
                                                               2,457,800
                                                             ------------
                                                              14,912,663

TECHNOLOGY-16.9%
COMMUNICATION EQUIPMENT-11.7%
LG Information & Communications                  75,317        7,430,377

SEMI-CONDUCTOR-5.2%
LG Semicon (a)                                   45,000        1,397,422
Samsung Electronics                              28,248        1,919,091
                                                             ------------
                                                               3,316,513
                                                             ------------
                                                              10,746,890

CAPITAL GOODS-14.7%
ELECTRICAL EQUIPMENT-9.0%
LG Industrial Systems                            34,510    $     603,538
Saehan Precision                                 30,900          917,993
Samsung Display Devices                          36,270        1,691,516
Tri Gem Computer, Inc.                           99,726        2,571,410
                                                             ------------
                                                               5,784,457

ENGINEERING & CONSTRUCTION-5.7%
Dong-Ah Construction                             64,355        1,219,282
Hyundai Engineering & Construction               53,404        1,071,672
Sambu Construction Co., Ltd.                     40,000          887,892
Sungwon Construction Co.                         44,214          416,365
                                                             ------------
                                                               3,595,211
                                                             ------------
                                                               9,379,668

BASIC INDUSTRIES-14.6%
CHEMICALS-5.8%
Korea Chemical                                    6,000          497,758
Namhae Chemical                                  73,000        3,191,704
                                                             ------------
                                                               3,689,462

MINING & METALS-6.5%
Daihan Eunpakgy Co. (a)                          19,200          856,682
Pohang Iron & Steel Co. ADR                     136,000        3,281,000
                                                             ------------
                                                               4,137,682

PAPER & FOREST PRODUCT-2.3%
Hansol Paper Manufacturing Co.                   48,076        1,088,717
Korea Export Packaging                           16,321          373,260
                                                             ------------
                                                               1,461,977
                                                             ------------
                                                               9,289,121


4


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

UTILITY-13.9%
ELECTRIC POWER-7.4%
Korea Electric Power Corp.                      158,000    $   4,711,659

TELEPHONE-6.5%
SK Telecom Co., Ltd. - ADR                      432,085        4,104,807
                                                             ------------
                                                               8,816,466

CONSUMER MANUFACTURING-8.1%
AUTO & RELATED-1.6%
Hyundai Motor Co., Ltd.                          20,000          526,906
Yoosung Enterprise                               15,000          504,484
                                                             ------------
                                                               1,031,390

BUILDING & RELATED-1.0%
Keum Kang, Ltd.                                  15,000          665,919

TEXTILE PRODUCTS-5.5%
Cheil Industries                                 90,000        1,180,493
Shin Woo Co., Ltd.                              109,960        2,280,561
                                                             ------------
                                                               3,461,054
                                                             ------------
                                                               5,158,363

CONSUMER SERVICES-4.6%
AIRLINES-0.7%
Korean Air Lines (a)                             23,296    $     420,477

OTHER-3.9%
Hyundai Motor Service Co.                        50,940        1,170,706
Keum Kang Development                           100,000        1,356,502
                                                             ------------
                                                               2,527,208
                                                             ------------
                                                               2,947,685

HEALTHCARE-2.2%
DRUGS-2.2%
Dae Woong Pharmaceutical                         30,000        1,378,924

TOTAL INVESTMENTS-98.5%
  (cost $83,562,980)                                          62,629,780
Other assets less liabilities-1.5%                               956,508

NET ASSETS-100%                                             $ 63,586,288


(a)  Non-income producing security.

     Glossary:
     ADR - American depositary receipt.
     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997                                       THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $83,562,980)         $  62,629,780
  Cash                                                                  71,530
  Foreign cash, at value (cost $1,268,772)                           1,270,513
  Receivable for investment securities sold                            147,799
  Dividends Receivable                                                  61,188
  Other assets                                                          12,005
  Total assets                                                      64,192,815

LIABILITIES
  Payable for investment securities purchased                          279,646
  Management fee payable                                                44,094
  Co-Manager fee payable                                                20,750
  Other accrued expenses                                               262,037
  Total liabilities                                                    606,527

NET ASSETS                                                       $  63,586,288

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      84,507
  Additional paid-in capital                                        90,091,030
  Accumulated net investment loss                                      (68,534)
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (5,588,269)
  Net unrealized depreciation of investments and
    foreign currency denominated assets and liabilities            (20,932,446)
                                                                 $  63,586,288

NET ASSET VALUE PER SHARE (based on 8,450,704 shares outstanding)        $7.52


See notes to financial statements.


6


STATEMENT OF OPERATIONS
YEAR ENDED APRIL 30, 1997                            THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $237,347)                       $  1,068,327
  Interest                                             4,466      $  1,072,793

EXPENSES
  Management fee                                     656,448
  Co-Manager fee                                     308,917
  Custodian                                          300,616
  Directors' fees and expenses                       142,217
  Audit and legal                                     77,523
  Printing                                            50,411
  Transfer agency                                     37,291
  Amortization of organization expenses               18,610
  Registration                                        15,921
  Miscellaneous                                       29,781
  Total expenses                                                     1,637,735
  Net investment loss                                                 (564,942)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (3,942,570)
  Net realized loss on foreign currency transactions                  (188,270)
  Net change in unrealized appreciation of:
    Investments                                                    (36,132,667)
    Foreign currency denominated assets and liabilities                 (6,377)
  Net loss on investments and foreign
    currency denominated assets and liabilities                    (40,269,884)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $(40,834,826)


See notes to financial statements.


7


STATEMENT OF CHANGES IN NET ASSETS                   THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

                                                  YEAR ENDED      YEAR ENDED
                                                   APRIL 30,       APRIL 30,
                                                     1997            1996
                                                 -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                             $   (564,942)  $   (486,002)
  Net realized loss on investments and
    foreign currency transactions                   (4,130,840)    (1,643,451)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                                (36,139,044)     8,142,874
  Net increase (decrease) in net assets
    from operations                                (40,834,826)     6,013,421

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments and
    foreign currency transactions                           -0-    (2,470,881)

CAPITAL STOCK TRANSACTIONS
  Proceeds from sale of shares of common
    stock in rights offering                                -0-    25,898,597
  Offering costs charged to additional
    paid-in capital                                         -0-      (515,887)
  Reinvestment of dividends resulting in
    issuance of common stock                                -0-        34,966
  Total increase (decrease)                        (40,834,826)    28,960,216

NET ASSETS
  Beginning of year                                104,421,114     75,460,898
  End of year                                     $ 63,586,288   $104,421,114


See notes to financial statements.


8


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997                                       THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Korean Investment Fund, Inc. (the "Fund") was incorporated in the State of Maryland on November 1, 1991 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on the Korea Stock Exchange on the day of valuation or if no such closing price is available, at the last bid price quoted on such day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Securities that mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions represents net foreign exchange gains and losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the fiscal year.

The exchange rate for the Korean Won at April 30, 1997 was Won 892.00 to U.S. $1.00.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $115,000 have been deferred and were amortized on a straight-line basis through February, 1997.

4. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and foreign currency transactions are calculated on the identified cost basis.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.

7. RECLASSIFICATION OF NET ASSETS
As of April 30, 1997, the Fund reclassified certain components of net assets. The reclassification resulted in a credit to accumulated net investment loss and accumulated net realized loss on investments and foreign currency transactions of $563,291 and $188,270, respectively and a debit of $751,561 to additional paid-


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)            THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

in-capital. These reclassifications were the result of permanent book and tax differences, resulting from the Fund's operating loss. Net assets were not affected by this change.


NOTE B: MANAGEMENT FEE, CO-MANAGER FEE AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Management and Administration Agreement, the Fund pays Alliance Capital Management L.P. ("Alliance") a fee at an annualized rate of
 .85 of 1% of the Fund's average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the terms of the Management Agreement, the Fund pays Orion Asset Management Co., Ltd. (the "Co-Manager") a fee at an annualized rate of .40 of 1% of the Funds average weekly net assets. Such fee is calculated weekly and paid monthly.

Under the Terms of a Shareholder Inquiry Agency agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $570 during the year ended April 30, 1997.

Brokerage commissions paid on securities transactions for the year ended April 30, 1997 amounted to $205,049, of which $24,114 was paid to Tong Yang Securities Co., Ltd., an affiliate of the Co-Manager.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $24,106,662 and $24,411,715, respectively, for the year ended April 30, 1997. There were no purchases or sales of U.S. government and government agency obligations for the year ended April 30, 1997. At April 30, 1997, the cost of securities excluding foreign currency for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments (excluding foreign currency) was $2,107,223 and gross unrealized depreciation of investments was $23,040,423 resulting in net unrealized depreciation of $20,933,200. The Fund incurred and elected to defer post October currency losses of $68,534 and capital losses of $2,638,651. At April 30, 1997, the Fund had a net capital loss carryover of $2,932,640, of which $439,256 expires at April 30, 2004 and $2,493,384 expires at April 30, 2005. To the extent that any net capital loss carryover or Post October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.


NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 8,450,704 shares outstanding April 30, 1997, the Investment Manager owned 9,000 shares. During the year ended April 30, 1997 the Fund issued no shares of common stock in connection with the Fund's dividend reinvestment plan.


NOTE E: RIGHTS OFFERING
During the fiscal year ended April 30, 1996, the Fund issued 2,484,546 shares, in connection with rights offerings of the Fund's shares. Shareholders of record on September 25, 1995 were issued one non-transferable right for each share of common stock owned, entitling shareholders the opportunity to acquire one newly issued share of common stock for every three rights held at a subscription price of $10.83 per share. Offering costs of $515,887 attributed to the rights offering were charged to additional paid-in capital. Dealer management and soliciting fees of $1,009,036 were netted against the proceeds of the subscription.


10


FINANCIAL HIGHLIGHTS                                 THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

 .
                                                                     YEAR ENDED APRIL 30,
                                               ---------------------------------------------------------------
                                                   1997         1996         1995         1994         1993
                                               -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year               $12.36       $12.66       $13.09       $10.37       $11.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                (.07)(a)     (.01)(a)     (.13)(a)     (.09)        (.03)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                    (4.77)         .86          .28         2.81         (.59)
Net increase (decrease) in net asset value        (4.84)         .85          .15         2.72         (.62)

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                       -0-        (.29)          -0-          -0-        (.01)

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                   -0-        (.80)        (.48)          -0-          -0-
Offering costs charged to additional
  paid-in capital                                    -0-        (.06)        (.10)          -0-          -0-
Total capital share transactions                     -0-        (.86)        (.58)          -0-          -0-
Net asset value, end of year                     $ 7.52       $12.36       $12.66       $13.09       $10.37
Market value, end of year                        $7.125       $11.50      $12.375      $13.375(b)   $12.125

TOTAL RETURN
Total investment return based on: (c)
  Market value                                   (38.04)%      (1.55)%      (5.88)%      10.31%(b)    21.39%
  Net asset value                                (39.16)%       4.00%       (3.28)%      26.23%       (5.62)%
Net assets, end of year (000's omitted)         $63,586     $104,421      $75,461      $55,078      $43,663

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets            2.11%        2.09%        2.00%        2.26%        2.55%
Ratio of net investment loss to
  average net assets                               (.73)%       (.53)%       (.83)%       (.82)%       (.27)%
Portfolio turnover rate                              32%          40%          34%          14%          43%
Average commission rate(d)                       $.1277           --           --           --           --


(a)  Based on average shares outstanding.

(b)  Restated.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation, to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in the market periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return for a period of less than one year is not annualized.

(d) For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.


11


REPORT OF INDEPENDENT ACCOUNTANTS                    THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE KOREAN INVESTMENT FUND, INC. In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korean Investment Fund, Inc. (the "Fund") at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP


New York, New York
June 16, 1997


12


ADDITIONAL INFORMATION                               THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

  (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

  (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, PO Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is A. Rama Krishna, the Vice President of the Fund.


13


ADDITIONAL INFORMATION (CONTINUED)                   THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION (UNAUDITED)
The Annual Meeting of Shareholders of The Korean Investment Fund, Inc. was held on Tuesday, August 8, 1996. The description of each proposal and number of shares are as follows:


                                                       SHARES
                                                      VOTED FOR
---------------------------------------------------------------
1.  To elect directors: Class Two Directors
                        (term expires 1997)
                        Dong Hoon Shin                5,199,392
                        Class One Directors
                        (term expires 1999)
                        David H. Dievler              5,199,392
                        William H. Foulk, Jr.         5,199,392
                        Hon. James D. Hodgson         5,199,392


                                    SHARES         SHARES         SHARES VOTED
                                   VOTED FOR    VOTED AGAINST        ABSTAIN
-------------------------------------------------------------------------------
2.  To ratify the selection of
    Price Waterhouse LLP as the
    Fund's independent auditors
    for the Fund's fiscal year
    ending April 30, 1997:         5,223,957       20,023             13,347


14


                                                     THE KOREAN INVESTMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND CHIEF EXECUTIVE OFFICER
WANG-HA CHO, PRESIDENT
DONG HOON SHIN, SENIOR VICE PRESIDENT
DAVID H. DIEVLER (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
THE HON. JAMES D. HODGSON (1)
CHOONG (JOHN) H. KOH (1)

OFFICERS
ROBERT HEISTERBERG, EXECUTIVE VICE PRESIDENT--INVESTMENTS
YUNG CHUL PARK, EXECUTIVE VICE PRESIDENT--INVESTMENTS
A. RAMA KRISHNA, VICE PRESIDENT
IN KEE OH, VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

INVESTMENT MANAGER AND
ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

CO-MANAGER
ORION ASSET MANAGEMENT CO., LTD.
767 Fifth Avenue
New York, NY 10153

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798

TRANSFER AGENT, DIVIDEND PAYING
AGENT, AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110-1520

(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statement herein is transmitted to the shareholders of The Korean Investment Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


15


THE KOREAN INVESTMENT FUND
Summary of General Information

POLICIES AND OBJECTIVES
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities of Korean companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation KoreanInvFd. The Fund's NYSE trading symbol is "KIF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORKTIMES and each Saturday in BARRON'S, and other newspapers in a table called "Closed-End Funds". Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN
Under the Fund's Dividend Reinvestment Plan, all shareholders will automatically have their dividends and other distributions from the Fund invested in additional shares of the Fund unless a shareholder elects to receive cash. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.


THE KOREAN INVESTMENT FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

KORAR